SEMI ANNUAL REPORT

TEMPLETON RUSSIA FUND, INC.

SEPTEMBER 30, 1999

[LOGO(R)]
FRANKLIN(R) TEMPLETON(R)

[SEAL]

[PHOTO OF J. MARK MOBIUS APPEARS HERE]

J. MARK MOBIUS, Ph.D.
President
Templeton Russia Fund, Inc.


Dr. Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON RUSSIA FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF "RUSSIA COMPANIES," AS DEFINED IN THE FUND'S PROSPECTUS.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton Russia Fund covers the six months ended September 30, 1999. During this time, Russia struggled with an inefficient economy, and its equity market experienced huge swings in performance as investors contended with higher oil prices, political shifts and speculation about the likelihood of financial aid from the International Monetary Fund
(IMF).

Early in the reporting period, the Russian government successfully negotiated with the IMF for a US$4.5 billion loan. However, terms of the agreement required the State Duma to pass a number of bills dealing with corporate and stock market reform and more efficient tax collection. As time wore on, the terms of the agreement seemed less likely to be met, and the status of the aid became more questionable. In July, the release of an independent auditor's report, which showed that the


CONTENTS

Shareholder Letter .......    1

Performance Summary ......    6

Important Notice
to Shareholders ..........    7

Year 2000
Readiness Update .........   10

Financial Highlights &
Statement of Investments .   12

Financial Statements .....   15

Notes to
Financial Statements .....   18

Change in Independent
Auditor ..................   24


[PYRAMID GRAPHIC]


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 13 of this report.

INDUSTRY DISTRIBUTION
Based on Total Net Assets
9/30/99

[THIS CHART LISTS THE TOP 10 INDUSTRIES OF TEMPLETON RUSSIA FUND, BASED ON TOTAL NET ASSETS AS OF 9/30/99.]

Utilities Electrical & Gas         25.4%
Telecommunications                 16.5%
Energy Sources                      7.0%
Beverages & Tobacco                 5.6%
Merchandising                       4.8%
Building Materials & Components     3.6%
Metals & Mining                     2.0%
Other Industries                   10.9%
Short-Term Investments
& Other Net Assets                 24.2%

Russian government had routinely lied to the IMF about its assets and the nation's economic health, made the continuation of IMF aid appear extremely unlikely. However, the IMF shrugged off the report, stating it would continue aid to Russia. Since then, few of the promised reforms have been made and, given the pending presidential and State Duma elections, it is difficult to ascertain when others will be enacted.

Russia's political scene remained volatile throughout the reporting period. In May 1999 the State Duma initiated impeachment proceedings against President Boris Yeltsin, which proved to be unsuccessful. The president fired Prime Minister Primakov, replacing him with Sergei Stephashin, who was fired in August. Stephashin was replaced by Vladimir Putin, a former head of intelligence who has been dubbed Mr. Yeltsin's choice for a successor. President Yeltsin's increasingly erratic attitude has created a backlash in the rest of the government, with political heavyweights such as Yuri Luzhkov, Moscow's mayor, and former Prime Minister Primakov teaming up to wrest control of the country from Mr. Putin at next year's presidential elections.

Although the political arena left much to be desired, there were some positive developments in the Russian securities market. The Federal Securities Commission
(FSC) began de-listing companies that did not meet stock market requirements, and sought legal counsel about how to deal with some of the most flagrant offenders. In our opinion, a strong regulatory body is necessary to reinstate Russia as an attractive option for many of the world's investors, and we believe that the actions of the FSC are a step in the right direction.

Within this environment, Templeton Russia Fund posted a six month cumulative total return of -4.91% in market-price terms and +0.85% based on the change in net asset value, as shown in the Performance Summary on page 6. The International Finance Corporation Investable Russia Index, by comparison, posted a 1.83% return for the same period.(1)

On September 30, 1999, the Fund's cash position was 24.2% of total net assets (up from 14.8% on March 31, 1999) due in large part to our concerns over year 2000 compliance in the Russian market. During the reporting period, we eliminated the Fund's holdings in Efes Sinai Yatirim Holding AS, a beverages and tobacco company which is a Russia-related holding located in Turkey. We also sold Purneftegaz, an energy services company, and Russian Federation Debt instruments. Replacing these three items in the Fund's top 10 holdings are Irkutskenergo, a utilities electrical and gas company, JSC Gorkovsk Automobile Plant and Hartwall OYJ, A, a beverage and tobacco company. Attempting to reduce the effects of the upcoming Duma and presidential elections on the Fund, we added Russia-related holdings from Singapore, Hungary, Poland and Finland to the portfolio.

Looking forward, we do not expect many changes in the Russian economy over the short term. However, once a new government is in place after the December 1999 elections, the


1. Source: International Finance Corporation. The International Finance Corporation Investable Russia Index is a market capitalization weighted index designed to measure the performance of Russian stocks. It tracks approximately 13 securities. Performance represents total return in U.S. dollars and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 RUSSIAN HOLDINGS*
9/30/99

[THIS CHART LISTS THE TOP 10 RUSSIAN HOLDINGS, INCLUDING INDUSTRY OF TEMPLETON RUSSIA FUND, BASED ON TOTAL NET ASSETS AS OF 9/30/99.]

Company,                         % of Total
Industry                         Net Assets
-------------------------------------------
Unified Energy Systems, GDR
Utilities Electrical & Gas          12.1%

Mosenergo
Utilities Electrical & Gas           9.3%

Rostelecom
Telecommunications                   7.7%

Lukoil-Holdings
Energy Sources                       7.0%

GAZ Auto Works
Automobiles                          4.9%

GUM Trade House
Merchandising                        4.6%

Irkutskenegro
Utilities Electrical & Gas           4.0%

Vimpel Communications, ADR
Telecommunications                   3.9%

Alpha Cement Holding
Building Materials &
Components                           3.6%

Norilsk Nickel
Metals & Mining                      2.0%

*Does not include fixed-income securities and short-term investments and other assets.

issues of shareholder rights and corporate governance in addition to tax and regulatory reform should, in our opinion, dictate the future trend of the market. We believe its vast resources and potential will eventually overcome Russia's current difficulties.

Of course, investing in any emerging market, including Russia, means tolerating a certain amount of volatility and, in some cases, the consequences of severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from Russia's underdeveloped system of share transfer, registration, and custody, and the pervasiveness of corruption and crime in the Russian economic system.

Because the Fund invests a significant amount of its assets in issuers located in Russia, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of September 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our investment strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may give you a better understanding of our investment and management philosophy.

We thank you for your continued support and interest in Templeton Russia Fund.

Sincerely,

/s/J. MARK MOBIUS
-----------------------------
J. Mark Mobius, Ph.D.
President
Templeton Russia Fund, Inc.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. Also, as a non-diversified investment company investing in Russia, the Fund may invest in a relatively small number of issuers, and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 9/30/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PRICE AND DISTRIBUTION INFORMATION

                                CHANGE       9/30/99   3/31/99
--------------------------------------------------------------
Net Asset Value                  -$0.09        $9.51     $9.60
Market Price (NYSE)              -$0.7450   $10.6300  $11.3750

                                DISTRIBUTIONS (4/1/99 - 9/30/99)
                                --------------------------------
Dividend Income                 $0.2551

PERFORMANCE

                                                                INCEPTION
                                   6-MONTH   1-YEAR    3-YEAR   (6/15/95)
-------------------------------------------------------------------------
Cumulative Total Return(1)
   Based on change in
   net asset value                 +0.85%    +62.62%   -33.43%   -9.37%
   Based on change in
   market price                    -4.91%    +33.49%   -29.97%   -4.78%
Average Annual Total Return(2)
   Based on change in
   net asset value                 +0.85%    +62.62%   -12.69%   -2.26%
   Based on change in
   market price                    -4.91%    +33.49%   -11.21%   -1.13%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six month returns have not been annualized.

Past performance is not predictive of future results.

IMPORTANT NOTICE TO SHAREHOLDERS

INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission recently granted the Franklin Templeton Funds an order that allows the funds, including Templeton Russia Fund, Inc., to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that the funds will not pay sales loads or distribution fees and that there will be no layering of investment advisory fees, with regard to their investments in the Franklin Templeton money market funds. Subject to these and other conditions of the SEC order, the Fund may invest cash balances in Franklin Templeton money market funds. The Board of Directors of the Fund has approved a change in the Fund's policy limiting investments in affiliated funds in order to allow the Fund to do so.

YEAR 2000 ISSUE. Like all investment companies, the Fund's business operations depend on a worldwide network of computer systems that contain date fields. Many of the systems currently use a two-digit date field to represent the date, and these systems must be changed or modified to enable them to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by any of the parties who service the Fund or with which it does business are not Year 2000 ready. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's investment manager considers. The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and there may be less public disclosure of these factors. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. The Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings may have an impact on the Fund's performance.

Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has been making the changes necessary to make the computer systems that service the Fund and its shareholders Year 2000 compliant and continues to seek reasonable assurances from all suppliers that they will be Year 2000 compliant on a timely basis. Resources is also developing a contingency plan of procedures to follow (where feasible) in the event of the failure of any mission critical systems. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long-distance voice and data lines are limited.

ADOPTION OF DEFINITIONS OF "EMERGING MARKET" AND "EMERGING MARKET COMPANY." On July 21, 1999, the Fund's Board of Directors adopted non-fundamental definitions of "emerging market" and "emerging market company" to reflect the dynamic nature of what constitutes an "emerging market" or an "emerging market company." The following definitions generally will be used in managing the Fund's portfolio:

"Emerging market" countries are (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International(R) World Index.

"Emerging market companies" are (i) companies whose principal securities trading markets are in emerging market countries or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries or (iii) companies that have a significant portion of their assets in emerging market countries or (iv) companies that are linked to currencies of emerging market countries or (v) companies that are organized under the laws of or with principal offices in, emerging market countries.

These definitions as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.

FRANKLIN TEMPLETON
IS READY FOR YEAR 2000
Year 2000 Readiness Disclosure as of 9/30/99

WE ARE READY!

WE'VE DONE A LOT TO PREPARE!

The enormous scope of this project encompassed practically every computer-dependent record and process within the company. Naturally, our Y2K plan focused first on readying "mission-critical" systems -- those that are necessary for our core business functions. As of September 30, 1999, all our mission-critical systems that could affect our funds were certified as Y2K compliant.

Our business operations rely greatly on a complex, worldwide network of computer systems owned and managed by third parties. We continue to work with these outside companies and your fund's transfer agent to confirm their preparedness for Year 2000.

WE HAVE CONTINGENCY PLANS.

Our company recognizes that even our extensive testing cannot guarantee the absence of difficulties associated with the Y2K transition. Therefore, we are developing and integrating worldwide contingency plans.

Franklin Templeton is confident it is well-positioned to meet the challenges of Y2K.

--------------------------------------------------------------------------------
These statements should be considered Year 2000 Readiness Disclosures, as such term is understood under the "Year 2000 Information and Readiness Disclosure Act." This information is not intended as a representation or warranty and does not create a legal obligation on the part of the fund, or Franklin Resources, Inc. and its affiliates to the recipient.
--------------------------------------------------------------------------------

HOW DOES YEAR 2000 AFFECT OUR PORTFOLIO MANAGERS' INVESTMENT STRATEGIES?

All our portfolio managers recognize the importance of Year 2000 and its potential to impact the issuers and industries in which we invest, as well as the U.S. and world economy as a whole. As long-term investors, we seek to make and hold investments in companies we believe are well-managed, with good prospects for the future. In our experience, such companies are more likely to have sufficient Y2K programs in place.

Technological changes are ever-present in our industry, and we believe we have the experience and skills necessary to realize and to react to any challenges that may arise due to this transition. Once again, Franklin Templeton is ready for Year 2000, and we look forward to moving into the new millennium with you.

For additional information on Franklin Templeton's Y2K efforts, check our Web site at www.franklintempleton.com.

TEMPLETON RUSSIA FUND, INC.
Financial Highlights

                                                       SIX MONTHS ENDED                      YEAR ENDED MARCH 31,
                                                      SEPTEMBER 30, 1999      --------------------------------------------------
                                                        (UNAUDITED)++           1999          1998          1997         1996+
                                                      --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period............             $9.60              $28.02        $30.88        $11.30        $14.10
                                                      --------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)...................               .24                 .27          (.32)         (.15)          .15
 Net realized and unrealized gains (losses).....              (.07)             (15.98)         1.41         20.49         (2.78)
                                                      --------------------------------------------------------------------------
Total from investment operations................               .17              (15.71)         1.09         20.34         (2.63)
                                                      --------------------------------------------------------------------------
Underwriting expenses deducted from capital.....                --                  --            --            --          (.10)
                                                      --------------------------------------------------------------------------
Less distributions from:
 Net investment income..........................              (.26)               (.02)           --          (.09)         (.07)
 Net realized gains.............................                --               (2.69)        (3.95)         (.67)           --
                                                      --------------------------------------------------------------------------
Total distributions.............................              (.26)              (2.71)        (3.95)         (.76)         (.07)
                                                      --------------------------------------------------------------------------
Net asset value, end of period..................             $9.51               $9.60        $28.02        $30.88        $11.30
                                                      ==========================================================================
Total Return*
 Based on market value per share................           (4.91)%            (63.68)%        22.26%       147.08%       (8.73)%
 Based on net asset value per share.............              .85%            (61.04)%         1.60%       181.92%      (19.47)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...............           $51,525             $51,940      $150,102      $164,157       $59,942
Ratios to average net assets:
 Expenses.......................................             2.22%**             2.14%         1.99%         2.36%         2.00%**
 Net investment income (loss)...................             4.13%**             2.17%        (.93)%        (.72)%         1.54%**
Portfolio turnover rate.........................            16.14%              13.32%        10.92%        18.86%          .50%

*Total return is not annualized.
**Annualized.
+For the period June 15, 1995 (commencement of operations) to March 31, 1996. ++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
 12

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED)

                                                                 COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS 74.0%
AUTOMOBILES 4.9%
GAZ Auto Works..............................................      Russia            100,460     $ 2,511,500
                                                                                                -----------
BEVERAGES & TOBACCO 5.6%
*Hartwall OYJ, A............................................     Finland            175,270       2,445,279
*Sun Interbrew Ltd., GDR, A, rts. ..........................      Russia              5,000           8,750
*Sun Interbrew Ltd., GDR, B, Reg S..........................      Russia            103,990         429,154
*Sun Interbrew Ltd., Sponsored GDR, B, Reg S................      Russia              5,000          20,600
                                                                                                -----------
                                                                                                  2,903,783
                                                                                                -----------
BUILDING MATERIALS & COMPONENTS 3.6%
*Alfa Cement Holding........................................      Russia            370,000       1,850,000
                                                                                                -----------
ELECTRICAL & ELECTRONICS 2.8%
Acma Ltd....................................................    Singapore         2,316,000       1,457,289
                                                                                                -----------
ENERGY SOURCES 7.0%
Lukoil Holdings.............................................      Russia            101,000         686,800
Lukoil Holdings, ADR........................................      Russia            108,050       2,938,960
                                                                                                -----------
                                                                                                  3,625,760
                                                                                                -----------
FOOD & HOUSEHOLD PRODUCTS 1.1%
*Red October................................................      Russia            174,000         582,900
                                                                                                -----------
MERCHANDISING 4.8%
*GUM Trade House............................................      Russia          2,501,220       1,813,384
*GUM Trade House, ADR.......................................      Russia            400,000         580,000
*Tsum Trade House...........................................      Russia            582,400          58,240
                                                                                                -----------
                                                                                                  2,451,624
                                                                                                -----------
METALS & MINING 2.0%
*Norilsk Nickel.............................................      Russia            449,582       1,011,560
                                                                                                -----------
TELECOMMUNICATIONS 15.6%
Matav RT....................................................     Hungary            261,000       1,433,669
*Rostelecom.................................................      Russia          2,514,400       1,885,800
*Rostelecom, ADR............................................      Russia            356,710       1,649,784
Telekomunikacja Polska SA...................................      Poland            223,000       1,093,911
*Vimpel Communications, ADR.................................      Russia            156,250       1,992,187
                                                                                                -----------
                                                                                                  8,055,351
                                                                                                -----------
TRANSPORTATION 1.2%
Aeroflot - Russia International Airlines....................      Russia          7,650,400         470,500
Novorosissk Sea Shipping....................................      Russia          1,015,000         113,071
*Tyumen Aviatrans...........................................      Russia            530,000           6,625
                                                                                                -----------
                                                                                                    590,196
                                                                                                -----------

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                 COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS 25.4%
Irkutskenergo...............................................      Russia         19,179,270     $ 1,414,471
Irkutskenergo, ADR..........................................      Russia            177,000         652,687
Mosenergo...................................................      Russia         69,190,000       1,771,264
Mosenergo, 144A.............................................      Russia         59,000,000       1,510,400
Mosenergo, ADR..............................................      Russia            595,110       1,525,862
Unified Energy Systems......................................      Russia        118,891,150       6,218,007
                                                                                                -----------
                                                                                                 13,092,691
                                                                                                -----------
TOTAL COMMON STOCKS (COST $43,961,266)......................                                     38,132,654
                                                                                                -----------
PREFERRED STOCKS 1.8%
Novorosissk Sea Shipping., pfd. ............................      Russia         11,551,000         457,420
*Rostelecom, pfd. ..........................................      Russia          1,527,400         442,946
                                                                                                -----------
TOTAL PREFERRED STOCKS (COST $2,730,300)....................                                        900,366
                                                                                                -----------

                                                                                PRINCIPAL
                                                                                 AMOUNT**
                                                                                ---------
SHORT TERM INVESTMENTS 25.1%
U.S. Treasury Bills, 4.615% to 4.88%, with maturities to
  1/20/00...................................................  United States    $ 13,075,000      12,941,856
                                                                                                -----------
TOTAL SHORT TERM INVESTMENTS (COST $12,939,463).............
TOTAL INVESTMENTS (COST $59,631,029) 100.9%.................                                     51,974,876
OTHER ASSETS, LESS LIABILITIES (.9%)........................                                       (450,002)
                                                                                                -----------
TOTAL NET ASSETS 100.0%.....................................                                    $51,524,874
                                                                                                ===========

*Non-income producing.
**Securities denominated in U.S. dollars.

                       See Notes to Financial Statements.

TEMPLETON RUSSIA FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $59,631,029).....    $ 51,974,876
 Cash.......................................................         207,950
 Receivables:
  Investment securities sold................................         145,192
  Dividends and interest....................................         183,778
                                                                ------------
      Total assets..........................................      52,511,796
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         765,206
  To affiliates.............................................          72,959
 Accrued expenses...........................................         148,757
                                                                ------------
      Total liabilities.....................................         986,922
                                                                ------------
Net assets, at value........................................    $ 51,524,874
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  1,269,354
 Net unrealized depreciation................................      (7,657,060)
 Accumulated net realized loss..............................     (18,589,404)
 Capital shares.............................................      76,501,984
                                                                ------------
Net assets, at value........................................    $ 51,524,874
                                                                ============
Net asset value per share ($51,524,874 / 5,415,714 shares
  outstanding)..............................................           $9.51
                                                                ============

                       See Notes to Financial Statements.
                                                                              15

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $28,123)
 Dividends..................................................    $    176,325
 Interest...................................................       1,815,081
                                                                ------------
      Total investment income...............................                       $  1,991,406
Expenses:
 Management fees (Note 4)...................................         391,235
 Administrative fees (Note 4)...............................          78,246
 Transfer agent fees........................................          19,503
 Custodian fees.............................................          83,996
 Reports to shareholders....................................          18,384
 Registration and filing fees...............................           8,095
 Professional fees..........................................          52,836
 Directors' fees and expenses...............................          14,414
 Other......................................................          29,899
                                                                ------------
      Total expenses........................................                            696,608
                                                                                   ------------
            Net investment income...........................                          1,294,798
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (16,867,715)
  Foreign currency transactions.............................          (3,006)
                                                                ------------
     Net realized loss......................................                        (16,870,721)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................      16,443,983
  Translation of assets and liabilities denominated in
   foreign currencies.......................................            (907)
                                                                ------------
     Net unrealized appreciation............................                         16,443,076
                                                                                   ------------
Net realized and unrealized loss............................                           (427,645)
                                                                                   ------------
Net increase in net assets resulting from operations........                       $    867,153
                                                                                   ============

                       See Notes to Financial Statements.
 16

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 1999         YEAR ENDED
                                                                   (UNAUDITED)           MARCH 31, 1999
                                                                   ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................       $  1,294,798           $  1,485,450
  Net realized loss from investments and foreign currency
    transaction.............................................        (16,870,721)            (1,714,350)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................         16,443,076            (84,409,694)
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................            867,153            (84,638,594)
 Distributions to shareholders from:
  Net investment income.....................................         (1,379,789)              (135,193)
  Net realized gains........................................                 --            (14,410,968)
 Capital share transactions (Note 3)........................             97,210              1,023,425
                                                                ---------------------------------------
    Net decrease in net assets..............................           (415,426)           (98,161,330)
Net assets:
 Beginning of period........................................         51,940,300            150,101,630
                                                                ---------------------------------------
 End of period..............................................       $ 51,524,874           $ 51,940,300
                                                                =======================================
Undistributed net investment income included in net assets:
 End of period..............................................       $  1,269,354           $  1,354,345
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              17

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests in equity securities of "Russia Companies," as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to settlement date of such contracts.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. ACCOUNTING ESTIMATES (CONT.)
of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.

3. CAPITAL STOCK

At September 30, 1999, there were 100,000,000 shares authorized ($.01 par value). During the six months ended September 30, 1999 and for the year ended March 31, 1999, shares were issued from reinvested distributions amounting to 6,895 shares ($97,210) and 51,582 shares ($1,023,425), respectively.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrator, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services.

5. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (CONT.)
The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At September 30, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................    $  5,746,046
Unrealized depreciation.....................................     (13,402,199)
                                                                ------------
Net unrealized depreciation.................................    $ (7,656,153)
                                                                ============

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1999 aggregated $8,659,607 and $14,617,023, respectively.

TEMPLETON RUSSIA FUND, INC.
Annual Meeting of Shareholders, September 23, 1999

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 23, 1999. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending March 31, 2000; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and Constantine Dean Tseretopoulos.* Shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 2000. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                                                % OF                           % OF
                                                                             OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2002:                          FOR           SHARES         WITHHELD        SHARES
-----------------------------------------------------------------------------------------------------------------------
Harris J. Ashton............................................  3,124,576        57.69%         27,866            .51%
Nicholas F. Brady...........................................  3,124,659        57.70%         27,783            .51%
S. Joseph Fortunato.........................................  3,124,305        57.69%         28,137            .52%
Constantine Dean Tseretopoulos..............................  3,111,554        57.45%         40,888            .75%

2. The ratification of the selection of PricewaterhouseCoopers LLP, as independent auditors of the Fund for the fiscal year ending March 31, 2000:

              % OF                    % OF                    % OF                      % OF
           OUTSTANDING             OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR       SHARES      AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
------------------------------------------------------------------------------------------------
3,131,420     57.82%      8,457        .16%      12,565        .23%         --             --

*Harmon E. Burns, Frank J. Crothers, Martin L. Flanagan, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              21

TEMPLETON RUSSIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Russia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON RUSSIA FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Russia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value may be obtained when available on a two business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. Pacific Time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS") on a one business day delay basis.

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Russia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

TEMPLETON RUSSIA FUND, INC.
Change in Independent Auditor

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP
(PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH

Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Smaller Companies Fund
Templeton International Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund*
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund(1)
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund(7)
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES

Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME

Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government
 Securities Fund
Franklin Federal Money Fund(2)
Franklin Money Fund(2)

TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund(2)

STATE-SPECIFIC
TAX-FREE INCOME

Alabama
Arizona(3)
California(3)
Colorado
Connecticut
Florida(3)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(4)
Michigan(4)
Minnesota(4)
Missouri
New Jersey
New York(3)
North Carolina
Ohio(4)
Oregon
Pennsylvania
Tennessee(5)
Texas
Virginia

VARIABLE ANNUITIES(6)
Franklin(R) Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*Effective November 15, 1999, the fund will be renamed Franklin Global Communications Fund.

1. This fund is closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4. Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by USAllianz Investor Services, LLC. Franklin Templeton Variable Insurance Products Trust, formerly Franklin Valuemark Funds, is managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

7. Franklin MicroCap Value Fund has reopened to new investors.
                                                                           10/99

LOGO(R)
[FRANKLIN(R) TEMPLETON(R)]

Templeton Russia Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT
TEMPLETON RUSSIA FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTRF S99 11/99                [RECYCLING ARROWS LOGO] Printed on recycled paper